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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  February 21, 2006

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    333-32874               23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)                Number)          Identification Number)


         2215 B Renaissance Drive
                 Suite 5
            Las Vegas, Nevada                                     89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

Defined terms used in this 8-K but not defined herein have the meanings ascribed to them in the Advanta Business Card Master Trust Master Indenture or applicable Indenture Supplement for each Series listed in Item 9.01 below.

In the months of September, October and November 2005 the number of bankruptcy filings the Servicer received was significantly higher than average, as borrowers rushed to file their petitions before the new bankruptcy law took effect on October 17, 2005. The Servicer estimates that the increase in bankruptcy petition filings principally reflects an acceleration of losses that the Trust would otherwise have expected to occur in later periods.
Consequently, the Trust experienced an increase of Defaulted Amounts in the fourth quarter of 2005, especially during the December 2005 Monthly Period, as a result of the increase in the number of customers filing for bankruptcy protection. This increase in Defaulted Amounts resulted in a decline in excess spread in the fourth quarter in general, and for the December 2005 Monthly Period in particular. However, no individual securitization experienced an early amortization event and, based on the current levels of excess spread, financial projections and other considerations, the Servicer does not expect any individual securitization to experience an early amortization event. The Defaulted Amounts for the January 2006 Monthly Period (reported in this Current Report on Form 8-K) are significantly lower than those experienced during the December 2005 Monthly Period.

Series 2003-A will be paid in full on February 21, 2006, which is the Series 2003-A Expected Final Principal Payment Date.

The Series 2003-B Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period pursuant to the terms of the Series 2003-B Indenture Supplement. The Reserve Account Funding Date began on the February 2006 Payment Date and the Controlled Accumulation Period is expected to begin at the close of business on March 31, 2006.

The Series 2003-D Controlled Accumulation Period and Reserve Account Funding Date have been postponed pursuant to the terms of the Series 2003-D Indenture Supplement. The Reserve Account Funding Date is expected to begin on the July 2006 Payment Date and the Controlled Accumulation Period is expected to begin at the close of business on August 31, 2006.
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Item 9.01. Financial Statements and Exhibits

     The following exhibit is furnished herewith:

     21 Monthly Servicer's Certificate issued on February 21, 2006 for the Monthly Period of January 1, 2006 through January 31, 2006, relating to the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries Indenture Supplements dated as of April 1, 2001, February 1, 2003, June 1, 2003, December 1, 2003 and November 1, 2004 respectively.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact

                                     By:      /s/ Michael Coco
                                              ----------------------------------
                                     Name:    Michael Coco
                                     Title:   Vice President and Treasurer


                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By:      /s/ Susan A. McVeigh
                                              ----------------------------------
                                     Name:    Susan A. McVeigh
                                     Title:   Vice President and Treasurer


Dated:  February 21, 2006
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                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----

       21.1 Monthly Servicer's Certificate dated February 21, 2006 prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries Indenture Supplements covering the Monthly Period of January 1, 2005 through January 31, 2005.


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